UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2017

Vet Online Supply, Inc.
(Exact name of Company as specified in its charter)

Florida	000-55787	47-099750
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1041 Market St. – PMB 389 San Diego, CA 92101
(Address of principal executive offices)
Phone: (442) 222-4425
(Company's Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 28, 2017, Vet Online Supply Inc.  ("the Company") entered into an Employment Agreement with Mr. Daniel Rushford with regard to being appointed as the new Chief Executive Officer, President, Secretary, Treasurer and Member of the Board of Directors for Vet Online Supply, Inc. Mr. Rushford will receive a monthly salary of $2,000.00 to be paid at the end of each month. Amounts unpaid will accrue annual interest of 6%, and in addition will receive 25,000,000 shares of restricted common stock and 1,000 Preferred Series B Shares upon signing of this agreement. Further, at the end of the first 12 months the EMPLOYEE will receive $75,000 of restricted common shares of the company at fair market value.  The term of the Consulting Agreement is for two years; renewable upon mutual consent.

On August 28, 2017, the Company entered into a new Employment Agreement with Mr. Edward Aruda with regards to accepting the position to Direct all sales and marketing for the company, with a focus on product revenues. The Company and Mr. Aruda have agreed to cancel and return to treasury 138,750,000 restricted common shares and 20,000 Preferred Series B shares of the company. As of the period ending August 28, 2017, any accrued expenses, loans and salary for Mr. Aruda will be transferred to a Promissory Note. Further, Mr. Aruda will receive 3,750,000 shares of restricted common stock upon signing of this agreement, and at the end of the first 12 months he will receive $75,000 of restricted common shares of the company at fair market value. Mr. Aruda currently holds 138,750,000 restricted common shares and 20,000 Preferred Series B shares. Any stock previously held by Mr. Aruda will be cancelled and returned to treasury, inclusive of 138,750,000 shares of Common Stock and 20,000 Preferred Series B Shares, in accordance with his Employment Agreement. Mr. Aruda will receive a monthly salary of $3,000.00 to be paid at the end of each month. Amounts unpaid will accrue annual interest of 6%, and he will receive 5% of all revenue that is generated through the sale of products sold by the COMPANY.

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 28, 2017 the Board of Directors accepted the resignation of Mr. Edward Aruda as the Chief Executive Officer, President, Secretary and Treasurer. Mr. Aruda will remain as the Chairman of the Board. The resignations of Mr. Aruda were not due to any disagreements with the Company on any matter relating to its operations, policies or practices.

On August 28, 2017 the Board of Directors appointed Mr. Daniel Rushford as the Chief Executive Officer, President, Secretary, Treasurer, and a Member of the Board of Directors.  For accepting the position of CEO and Director, Mr. Rushford will receive 25,000,000 Shares of the Company's Common Stock, valued at PAR per share, and 1,000 Preferred Series B shares valued at PAR per share.  Additionally, Mr. Rushford will be paid $500 for each board meeting of which he is physically present.

Mr. Daniel Rushford:

As a member of the Board of Directors for Vet Online Supply, Mr. Rushford is 47 years old, and will act as the new Chief Executive Office for Vet Online Supply, Inc.. Mr. Rushford graduated from Rosemount Senior High School in Rosemount, Minnesota in 1989. He attended Dakota County Technical College prior to serving our country for 6 years in the United States Marine Corps, where he spent 9 months in Saudi Arabia. After his honorable discharge from military service in 1994, Mr. Rushford began his long career in breeding some of California's finest Labrador Retrievers. He has been working with canine breeding and veterinary services for the past 15 years. His company, https://rushfordsilverlabs.com/  is a successful breeding business where serious buyers can purchase certified silver Labradors and other Labradors. His company is based in Kelseyville, California near the Napa Valley region of northern California. Daniel brings 20 years of successful knowledge, resources and expertise to enhance Vet Online Supply's growth plan in delivering quality products and services to the veterinary industry in the USA.

Mr. Rushford has not held a directorship in any company with a class of securities registered pursuant to section 12 of the U.S. Securities Exchange Act of 1934 (the "Exchange Act") or subject to the requirements of section 15(d) of the Exchange Act.

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Employment Agreement, Edward Aruda	Filed herewith
10.2	Employment Agreement, Daniel Rushford	Filed herewith
10.3	Director Appointment Agreement, Daniel Rushford	Filed herewith

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company's expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Current Report Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as "may," "can," "will," "should," "could," "expects," "plans," "anticipates," "intends," "believes," "estimates," "predicts," "potential," "targets," "goals," "projects," "outlook," "continue," "preliminary," "guidance," or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company, or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Current Report Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company's public filings with the SEC, which are available to the public at the SEC's website at www.sec.gov

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vet Online Supply, Inc.

Date: August 30, 2017	By:	/s/Edward J. Aruda
Edward J. Aruda
Chairman of the Board of Directors

Date: August 30, 2017	By:	/s/Daniel Rushford
Daniel Rushford
CEO and Director

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